Exhibit 99.1

CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE NOTE AND THE UNDERLYING SECURITIES CONTEMPLATED HEREBY (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THIS CONVERTIBLE NOTE AND THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE AND THE SECURITIES MAY, IN ITS DISCRETION, REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE SECURITIES LAWS.

GLOBAL VISION HOLDINGS, INC.

Convertible Promissory Note

$	Issuance Date: April 3, 2013

FOR VALUE RECEIVED, the undersigned, Global Vision Holdings, Inc., a Nevada corporation (the “Maker”), hereby promises to pay to the order of _________________ (together with his, her or its successors and permitted assigns, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of $_____________ Dollars ($_______) together with accrued and unpaid interest on or before the Maturity Date (as defined below) unless otherwise converted as provided herein.

Except as otherwise set forth herein, all payments under or pursuant to this Convertible Promissory Note (this “Note”) shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder set forth on the signature page or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder’s account.

Article I.

Terms of Note

1.1 Maturity Date. Unless this Note is converted in accordance with Article III hereof, the Maker shall pay to Holder the outstanding principal and accrued but unpaid interest hereunder on or before the “Maturity Date,” which shall be one of the following, in the Maker’s sole discretion: (i) the date which occurs on the one-year anniversary of the Issuance Date; or (ii) if any portion of principal balance remains outstanding under the Note on the one year anniversary of the Issuance Date, the Note shall be automatically be extended for an additional one-year period, in which case the Maturity Date shall occur upon the second anniversary of the Issuance Date.

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1.2 Interest. The principal amount of this Note shall bear interest from the date hereof until such principal amount shall become due and payable (whether upon quarterly interest payments, maturity, by acceleration or otherwise) at the rate of ten percent (10.0%) per annum (the “Interest Rate”), computed on the basis of 360 days per year for the actual number of days elapsed, including the first day but excluding the last day occurring in the period for which such interest is payable, to be paid pursuant to the remaining provisions of Section 1.3

1.3 Payment of Interest. Interest on the outstanding principal amount of this Note shall accrue and be payable in arrears quarterly through the term of the Note, with any remaining accrued and unpaid interest payable on the Maturity Date, unless this Note is earlier converted in accordance with Article III hereof.

1.4 Prepayment. The Maker may prepay the outstanding principal and accrued but unpaid interest hereunder, in whole or in part, without penalty or premium at any time prior to the Maturity Date.

Article II.

Default and Remedies

2.1 Event of Default. The occurrence of any of the following events or conditions, which remains uncured after 30 days, shall constitute an event of default hereunder:

(a) Maker shall fail to make any payments of principal or interest on this Note when due; provided that if any principal amount remains outstanding on the first anniversary of the Issuance Date, the term shall be extended pursuant to Section 1.1 and an Event of Default shall not be deemed to have occurred as a result of such extension;

(b) any representation or warranty of Maker contained in this Note shall prove to have been untrue or misleading in any material respect when made;

(c) Maker shall default in the material observance or performance of any covenant or agreement contained in this Note, and such default shall continue uncured beyond any applicable cure period;

(d) Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of his debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the “Bankruptcy Code”), or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (ii) enter into any Agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of its property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay its debts generally as such debts become due; and

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(e) there occurs (i) a filing or issuance against Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of Maker or for all or a substantial part of its property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) days from the date of entry thereof.

2.2 Remedies. Upon any such event of default, the total outstanding principal and accrued, unpaid interest shall become immediately due and payable, and the entire unpaid principal of this Note shall bear interest until paid at a rate of interest equal to the Interest Rate plus two (2) percentage points, computed on the basis of 360 days per year for the actual number of days elapsed, including the first day but excluding the last day occurring in the period for which such interest is payable.

Article III.

Conversion

3.1 Right to Convert. At any time after 180 days subsequent to the Issuance Date and prior to the Maturity Date, the Holder shall have the right at its option to convert any then unpaid principal of this Note in whole or in part, into the whole number of shares of the Maker’s Class B Common Stock (the “Class B Common Stock”), at the Conversion Price (as defined below) upon satisfaction of the conditions set forth in this Article III (the date of such conversion, the “Conversion Date”). Any conversion of this Note into Class B Common Stock shall be deemed a “Conversion” hereunder and shall be subject to the terms of this Article III. Upon a Conversion, the Maker shall issue to the Holder a number of shares of Class B Common Stock, determined by dividing the aggregate principal amount then outstanding under this Note by the Conversion Price. The “Conversion Price” shall mean 55% multiplied by the Market Price (as defined herein) (representing a discount rate of 45%). “Market Price” means the average of the Trading Prices (as defined below) for the Class B Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the closing price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCBB”) as reported by a reliable reporting service designated by the Maker (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the closing price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Maker and the Holder. “Trading Day” shall mean any day on which the Class B Common Stock is tradable for any period on the OTCBB, or similar exchange or other securities market on which the Class B Common Stock is then being traded. The Conversion Price shall be subject to equitable adjustments for stock splits and stock dividends by the Maker relating to the Maker’s securities, recapitalization, reclassifications, extraordinary distributions and similar events.

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3.2 Notice of Conversion. Whenever the Holder elects to effect a Conversion, the Holder shall give Maker at least ten (10) business days’ prior written notice thereof specifying the Conversion Date.

3.3 Mechanics of Conversion. As soon as reasonably practicable after the Conversion Date, Maker shall deliver to the Holder at the Holder’s office a certificate or certificates for the number of shares of the Maker’s Class B Common Stock to which the Holder is entitled pursuant to this Article III; provided that upon mutual agreement of Holder and Maker, Maker may instruct its transfer agent to issue shares issuable upon a Conversion electronically using DWAC if reasonably feasible.

3.4 Effect of Conversion. The delivery to the Holder of a certificate evidencing the shares of Class B Common Stock into which this Note has been converted plus cash in lieu of any fractional shares shall be deemed to satisfy the Maker’s obligation to pay, when due, the principal amount of the Note so converted and all accrued and unpaid interest thereon through the Conversion Date, and upon such delivery Holder’s and Maker’s respective obligations hereunder shall be terminated. Such accrued interest shall be deemed paid and not cancelled, extinguished or forfeited.

3.5 Reservation of Class B Common Stock. The Maker shall at all times when this Note shall be outstanding, reserve and keep available out of its authorized but unissued Class B Common Stock, a number of shares as shall from time to time be sufficient to effect the Conversion of this Note. The Maker shall, from time to time in accordance with California law, increase the authorized number of shares of Class B Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker’s obligations under this Section 3.5.

3.6 Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the Conversion of this Note.

3.7 Maker’s Conversion Option. If the Maturity Date of the Note is extended pursuant to Section 1.1, the Maker shall have an option to convert the aggregate principal amount outstanding under the Note into Class B Common Stock at any time during the second year of the term, upon ten business days’ prior written notice to the Holder, and the Maker shall issue to the Holder an a number of shares of Class B Common Stock determined by dividing the aggregate principal amount then outstanding under this Note by the Conversion Price then in effect, and the other applicable provisions of this Article III shall apply.

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Article IV.

Miscellaneous

4.1 Notices. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile or Federal Express (or other reputable delivery or courier service), or by email. Any notices shall be deemed given when received at the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto, or in the case of email, upon confirmation of electronic “read receipt”:

If to the Maker:

Global Vision Holdings, Inc.

19200 Von Karman Avenue, 6th Floor

Irvine, California 92612

Attention: Glen W. Carnes

glen.carnes@globalvisionholdings.net

With a copy to:

McKinlay Law, P.C.

2600 Michelson, Suite 830

Irvine, California 92612

Attention: Lance McKinlay

lance@mckinlaypc.com

Fax: (949) 209-0336

If to the Holder, at the address set forth on the signature page hereto.

4.2 Governing Law. THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS). MAKER HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JUSRIDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES, ON BEHALF OF ITSELF OR HIMSELF AND ON BEHALF OF SUCH PARTY’S SUCESSORS AND ASSIGNS, THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION SUCH PERSON MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

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4.3 Dispute Resolution. Notwithstanding the provisions of Section 4.2, in the event of any dispute, claim or disagreement arising out of or relating to this Agreement or the breach thereof, the parties shall consult and negotiate with each other in good faith and attempt to settle such disputes, claims, questions, or disagreement in a manner that is satisfactory to both parties. If they do not reach such solution within a period of sixty (60) days, then upon notice by either party to the other party, disputes, claims, questions, or differences shall be finally settled by binding arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, using a single arbitrator in the county of Orange, California. The prevailing party shall also be entitled to recover its reasonable attorneys’ fees and other costs and expenses of litigation. A judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

4.4 Maximum Interest. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Maker or inadvertently received by Holder, then such excess sum shall be credited as a payment of principal, unless Maker shall notify Holder, in writing, that Maker elects to have such excess sum returned to it forthwith. It is the express intent hereof that Maker not pay and Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Maker under applicable law.

4.5 Time is of the Essence. Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice herefrom, Maker agrees to pay all costs of collection including reasonable attorneys’ fees and expenses.

4.6 Severability. Should any part of this Note for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Note had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Note without including herein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

4.7 Captions. The descriptive headings of the various Articles or Sections of this Note are for convenience only, and shall not affect the meaning or construction of any of the provisions hereof.

4.8 Amendment. This Note may not be modified or amended in any manner except in a writing executed by the Maker and the Holder.

4.9 Assignment. This Note may not be assigned without the written consent of both the Market and Holder.

4.10 Binding Effect. The obligations of the Maker and the Holder set forth herein shall be binding upon he successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

4.11 No Rights as a Shareholder. This Note shall not entitle the Holder to any rights as a shareholder of the Company, unless and until this Note is converted into issued Class B Common Stock in accordance with its terms.

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IN WITNESS WHEREOF, the undersigned Maker has hereunto executed this instrument as of the day and year first above written.

GLOBAL VISION HOLDINGS, INC.,

By: ________________________________

Name: Glen W. Carnes

Title: Chairman and CEO

Acknowledged by Holder:

By: ________________________________

Name:

Address:

Email:

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EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert $_________________ principal amount of the Note (defined below) into that number of shares of Class B Common Stock to be issued pursuant to the conversion of the Note (“Class B Common Stock”) as set forth below, of GLOBAL VISION HOLDINGS, INC., a Nevada corporation (the “Borrower”) according to the conditions of the convertible note of the Borrower dated as of ______ __, 2013 (the “Note”), as of the date written below.

The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Class B Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Holder:
Address:

Phone:

Date of Conversion:	_____________
Applicable Conversion Price:	$____________
Number of Shares of Class B Common Stock to be Issued
Pursuant to Conversion of the Notes:	______________
Amount of Principal Balance Due remaining
Under the Note after this conversion:	______________

By:_____________________________

Name:

Title:

Date: ______________

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